UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03741)

Exact name of registrant as specified in charter:	Putnam New York Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2013

Date of reporting period:	December 1, 2012 — May 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTEIX

Putnam New York Tax Exempt Income Fund

Semiannual report
5|31|13

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam New York
Tax Exempt
Income Fund

Semiannual report
5 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Financial statements	18

Consider these risks before investing: Single-state investments are at risk of common economic forces and other factors affecting a state’s tax-exempt investments. This may result in greater losses and volatility. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Some steadiness has returned to the investing environment, as many economies around the world are either improving or stabilizing. The U.S. equity market achieved record highs in the second quarter, as the nation’s economy slowly healed. Unemployment, housing, and consumer confidence data in the United States have all improved since the beginning of the year. State finances are faring better as well, although the ultimate consequences of federal budget sequestration on state economies remain to be measured.

Against this backdrop of perceived economic progress, the Federal Reserve indicated that it may taper its monetary-easing and asset-purchasing policies. This posed challenges for markets that had become accustomed to the extraordinary programs put in place by the central bank.

Putnam’s investment teams bring astute analysis of key market and policy-related risks to the task of finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery. Our fixed-income managers, in particular, are cognizant of the risks of Fed policy changes and actively manage the funds to deal with the impact of the changes. When combined with the guidance of a financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk, we believe Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Putnam New York Tax Exempt Income Fund

# Municipal bonds can play a key role in a tax-smart investment plan

There's an old adage in investing: "It's not how much you make that matters, it's how much you keep." That's particularly true when it comes to the fixed-income markets and the impact that taxes can have on your investment. The good news is that, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, New York residents generally pay no state income taxes on the distributions paid by municipal bonds issued in the Empire State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

## The fund's portfolio managers have worked together at Putnam since 1994.

**Thalia Meehan, CFA**
Portfolio Manager

**Paul M. Drury, CFA**
Portfolio Manager

**Susan A. McCormack, CFA**
Portfolio Manager

## Municipal bonds' tax benefits can make their income even more attractive

Yields as of 5/31/13 (annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
4%
3%
2%
1%
0%
0.20% ($113)
1.05% ($594)
2.80% ($1,585)
4.10% ($2,320)
Three-month CDs
Treasuries
Investment-grade corporates
Municipal bonds

*Source: Putnam, as of 5/31/13. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Barclays U.S. Treasury Index, the Barclays U.S. Credit Index, and the Barclays Municipal Bond Index, respectively. Yields on three-month CDs are the national average as reported by the Federal Reserve's H.15 Current Release. Unlike other investments that incur more risk, the interest and principal value of CDs are fixed and are insured by the FDIC up to $250,000. Bonds incur investment risk; CDs do not. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.*

## Defaults in the municipal bond market have been a relative rarity

Five-year average cumulative default rates, all rated securities

10%
8%
6%
4%
2%
0%
0.06%
7.61%
Municipal bonds
Corporate bonds

*Source: Moody's, U.S. Municipal Bond Defaults and Recoveries, 1970–2012 (May 2013).*

2 New York Tax Exempt Income Fund

New York Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	New York Tax Exempt Income Fund

Interview with your fund’s portfolio manager

Tax reform, budget cuts, and an improving U.S. economy created a complex environment for municipal bonds during the reporting period ended May 31, 2013. How did Putnam New York Tax Exempt Income Fund perform?

During the semiannual period, heightened uncertainty on many fronts contributed to a mixed picture for the municipal bond market. As the period began in December 2012, municipal bonds sold off given questions surrounding the nature of potential legislation to avert the U.S. fiscal cliff — and its implications for tax reform — that Congress would ultimately pass in January 2013. Early in 2013, demand for municipals was tempered, mirroring historical norms, as individual investors made adjustments to their portfolios in advance of tax season. At the same time, bond issuance tended to be lighter, contributing to relatively tight supply before picking up toward the end of March. These seasonal trends, along with increased volatility in Treasury rates, contributed to the municipal bond market’s lackluster performance during the first quarter of 2013.

During April, the municipal market followed the Treasury market to some extent and benefited as rates moved lower and prices moved higher. Gains in April were reversed during May, as rising rates sent investors scrambling. With the 10-year Treasury yield soaring close to 50 basis points, or half a percentage point, concerns over the Federal

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/13. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

New York Tax Exempt Income Fund	5

Reserve’s eventual tapering of its latest quantitative easing came into the fore. Municipal bonds followed U.S. Treasuries, but not to the same magnitude. Against this backdrop, the fund outperformed the average return of its Lipper peer group but lagged its benchmark index, the Barclays Municipal Bond Index, for the period.

Despite the muted performance in the first quarter of the calendar year, we saw some encouraging trends as the period closed out. Refinancing activity has been high, as many issuers are retiring higher-coupon bonds whenever possible and replacing them with lower-yielding debt. While this trend makes it difficult to add higher-yielding securities to the portfolio, refinancing activity has simultaneously helped buoy prices and demand — seasonal weakness notwithstanding — and this has been true particularly for more seasoned, or mature, bonds with coupons above today’s prevailing rates. In addition, increased clarity on tax rates, at least for the near future, has had a positive influence on the market.

You mentioned the fiscal cliff and related legislation. How did policy developments impact the municipal bond market?

For months now, the focal point of many discussions about municipal bonds has been federal policy and the potential risks it entails. On January 1, 2013, Congress enacted a last-minute tax deal to raise rates on top earners while preserving existing brackets for most other taxpayers. Although the new higher rates for top earners have likely bolstered demand for municipal bonds by making their taxable equivalent yields that much more attractive, the correlation between tax

Allocations are represented as a percentage of the fund’s net assets as of 5/31/13. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	New York Tax Exempt Income Fund

rates and demand is rarely one-to-one. Taxes are one factor among many that investors consider when weighing options for their fixed-income portfolios and, to that end, the question of whether the income from municipal bonds will remain fully tax free is still unsettled. While we are skeptical of the prospects for any further significant tax reform in the near term under a divided Congress, we do believe it remains a possibility. We believe it is highly likely, however, that changes to the tax treatment of municipal bonds will continue to be part of any tax-reform negotiations, so some short-term headline risk may exist. We are monitoring the situation closely.

Beyond the issue of taxes, since January much of the talk among federal lawmakers has revolved around sequestration, the other half of the fiscal cliff that mandated across-the-board spending cuts. While the political rhetoric associated with those cuts often has painted them as catastrophic, we believe any fallout for most states will be fairly benign. In our view, the cuts won’t be beneficial for states and local communities, but their impact will be staggered over time. Thus, while we believe widespread negative effects are unlikely, isolated budget or insolvency issues may create some headline risk. Sectors and localities that benefit most from federal support and areas that are heavily reliant on

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/13. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Derivative instruments are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

New York Tax Exempt Income Fund	7

defense spending are the most vulnerable, in our opinion. But at this point, it is difficult to quantify exactly how sequestration will affect states’ finances. The ultimate impact will depend on how well these states have prepared and budgeted for the sequestration cuts.

Outside of the sequestration issue, how are states’ finances faring?

Across the nation, states have made slow, steady progress as they began to emerge from the Great Recession. While a handful of states still face some budget pressure for the remainder of their 2013 fiscal year, 45 states reported that they are likely to meet or exceed their revenue projections for fiscal year 2013, according to the National Conference of State Legislatures. While this is an encouraging trend, we believe challenges remain at the local level given federal deficit reduction and the ensuing cutbacks to the states. Many states have lowered expenses by reducing their financial support to cities and counties. Should the economy begin to slow, this reduced spending would almost certainly negatively affect municipal finances, in our opinion. However, on balance, we think the outlook is becoming increasingly stable, given the general improvement in employment, economic growth, and consumer confidence, all of which have contributed to rising tax collections.

It is important to keep in mind that general obligation bonds, which are backed by the general credit and taxing power of state and local municipalities, compose approximately one third of the overall municipal market, while two thirds are revenue bonds. Generally

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	New York Tax Exempt Income Fund

speaking, we feel that revenue credits, which are typically issued by state and local governments to finance a specific revenue-generating project, have fared well. Among revenue bonds, we have seen opportunities in sectors such as higher education, utility, and health-care bonds.

How would you describe the general health of the municipal bond market?

In 2012, bankruptcy filings were in line with historical averages, and we do not believe defaults will increase meaningfully in the near future. We do, however, expect to see occasional isolated incidents of insolvency, which can create headline risk. For example, a fiscal emergency was recently declared in Detroit, Michigan, which has been in financial distress for some time now. In other news, credit rating agencies Moody’s and Standard & Poor’s recently downgraded Puerto Rico’s debt. The government of Puerto Rico has since put in proposals for pension reform in an attempt to repair its credit profile. Perhaps the most significant development, however, is the bankruptcy proceedings in Stockton, California. The city filed for bankruptcy protection in the summer of 2012, and we believe the eventual outcome of the legal proceedings, with bondholders on one side and pension funds on the other, may set a precedent in the market, and could impact how other distressed cities negotiate with creditors.

How did you position the portfolio during the period?

As has been our strategy for some time, we continued to favor essential service revenue bonds over local general obligation bonds. From a credit-quality perspective, the single A-rated and Baa-rated segments of the curve offered attractive relative value opportunities, in our analysis. In terms of maturities, we find 10 to 20 years to be the optimal part of the yield curve in today’s environment. We continue to have a favorable outlook and have overweighted investments relative to the fund’s benchmark in several sectors of the municipal bond market, including utilities and higher education. Generally speaking, the supply/demand picture becomes more favorable in the summer months when reinvestment demand is typically the highest of the year — thereby providing support for municipal bond prices. That said, we believe other factors such as interest rates and the direction of the economy could influence market activity.

What is your outlook for the second half of 2013?

We continue to have a constructive outlook for municipal bonds, though we believe that returns in 2013 will be less about price appreciation and more about coupon income in the tax-exempt market. While the spreads are much narrower than they were at their peak, they remain attractive within certain credit-quality areas, in our opinion. Although they softened somewhat at the end of the period, technical factors in the market — specifically, continued refunding activity and stable investor demand — generally have remained supportive in recent months. While investors now have more near-term certainty on tax rates for 2013, many issues remain unresolved, including federal budget sequestration, the debt ceiling, and the potential for broader tax reform later this year, all of which could affect the value of municipal bonds. As always, we are monitoring the situation closely and positioning the fund accordingly, based on our analysis.

Thank you, Thalia, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

New York Tax Exempt Income Fund	9

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

As individual states continue to work their way through the nation’s multi-year economic recovery in the wake of the Great Recession, the overall fiscal outlook from state officials around the country is one of stability, with some feelings of uncertainty, according to a recent report by the National Conference of State Legislatures (NCSL). A small but growing number of states reported “moderate to strong” fiscal conditions resulting in budget surplus projections, according to the report “State Budget Update: Spring 2013,” while a handful of states continue to grapple with ongoing budget difficulties. Some of the concerns can be tied to the federal budget sequestration that went into effect on March 1, 2013, as part of January’s American Taxpayer Relief Act. The sequestration includes $85 billion in federal spending cuts for fiscal year 2013, split evenly between defense and non-defense spending and resulting in estimated 5.9% across-the-board cuts of federal nondiscretionary accounts, according to the NCSL.

10	New York Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.86%	6.71%	6.09%	6.09%	6.00%	6.00%	6.47%	6.35%	6.90%

10 years	50.33	44.32	41.26	41.26	38.88	38.88	46.03	41.29	52.10
Annual average	4.16	3.74	3.51	3.51	3.34	3.34	3.86	3.52	4.28

5 years	28.41	23.28	24.43	22.43	23.48	23.48	26.75	22.63	29.81
Annual average	5.13	4.27	4.47	4.13	4.31	4.31	4.85	4.16	5.36

3 years	16.37	11.72	14.08	11.08	13.68	13.68	15.39	11.64	17.00
Annual average	5.18	3.76	4.49	3.56	4.37	4.37	4.89	3.74	5.37

1 year	2.96	–1.16	2.32	–2.64	2.28	1.29	2.79	–0.55	3.19

6 months	–1.33	–5.27	–1.64	–6.48	–1.60	–2.57	–1.35	–4.56	–1.22

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

New York Tax Exempt Income Fund	11

Fund price and distribution information For the six-month period ended 5/31/13

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.159357		$0.131338	$0.124588	$0.146927		$0.169278

Capital gains [2]	—		—	—	—		—

Total	$0.159357		$0.131338	$0.124588	$0.146927		$0.169278

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

11/30/12	$9.12	$9.50	$9.10	$9.11	$9.12	$9.43	$9.12

5/31/13	8.84	9.21	8.82	8.84	8.85	9.15	8.84

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.51%	3.37%	2.88%	2.72%	3.22%	3.12%	3.73%

Taxable equivalent 4(a)	6.80	6.53	5.58	5.27	6.24	6.05	7.23

Taxable equivalent 4(b)	7.10	6.82	5.83	5.50	6.52	6.31	7.55

Current 30-day SEC yield [5]	N/A	2.02	1.48	1.33	N/A	1.77	2.33

Taxable equivalent 4(a)	N/A	3.91	2.87	2.58	N/A	3.43	4.51

Taxable equivalent 4(b)	N/A	4.09	3.00	2.69	N/A	3.58	4.72

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes (a) maximum 48.39% combined federal income tax and New York state 2013 personal income tax or (b) maximum 50.59% combined federal, New York state, and New York City 2013 personal income tax rates. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12	New York Tax Exempt Income Fund

Comparative index returns For periods ended 5/31/13

		Lipper New York
	Barclays Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	7.28%	6.71%

10 years	58.00	48.94
Annual average	4.68	4.05

5 years	31.93	28.06
Annual average	5.70	5.06

3 years	17.38	16.35
Annual average	5.49	5.17

1 year	3.05	3.42

6 months	–1.09	–1.62

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/13, there were 100, 99, 84, 81, 72, and 3 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.72%	6.57%	5.96%	5.96%	5.86%	5.86%	6.33%	6.21%	6.76%

10 years	45.94	40.10	37.14	37.14	34.83	34.83	41.77	41.77	47.68
Annual average	3.85	3.43	3.21	3.21	3.03	3.03	3.55	3.55	3.98

5 years	25.17	20.16	21.43	19.43	20.50	20.50	23.55	19.53	26.53
Annual average	4.59	3.74	3.96	3.61	3.80	3.80	4.32	3.63	4.82

3 years	12.63	8.12	10.53	7.53	10.02	10.02	11.68	8.05	13.23
Annual average	4.04	2.64	3.39	2.45	3.24	3.24	3.75	2.61	4.23

1 year	–0.33	–4.32	–0.95	–5.76	–1.10	–2.06	–0.60	–3.83	–0.11

6 months	–3.10	–6.97	–3.40	–8.16	–3.47	–4.42	–3.23	–6.37	–3.10

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

New York Tax Exempt Income Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 11/30/12	0.75%	1.38%	1.53%	1.03%	0.53%

Annualized expense ratio for the six-month
period ended 5/31/13	0.75%	1.38%	1.53%	1.03%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2012, to May 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.71	$6.82	$7.57	$5.10	$2.63

Ending value (after expenses)	$986.70	$983.60	$984.00	$986.50	$987.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	New York Tax Exempt Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2013, use the following calculation method. To find the value of your investment on December 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.78	$6.94	$7.70	$5.19	$2.67

Ending value (after expenses)	$1,021.19	$1,018.05	$1,017.30	$1,019.80	$1,022.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

New York Tax Exempt Income Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

16	New York Tax Exempt Income Fund

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2013, Putnam employees had approximately $385,000,000 and the Trustees had approximately $92,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

New York Tax Exempt Income Fund	17

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18	New York Tax Exempt Income Fund

The fund’s portfolio 5/31/13 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation	G.O. Bonds General Obligation Bonds
AGO Assured Guaranty, Ltd.	NATL National Public Finance Guarantee Corp.
AMBAC AMBAC Indemnity Corporation	Radian Insd. Radian Group Insured
Cmnwlth. of PR Gtd. Commonwealth of Puerto	SGI Syncora Guarantee, Inc.
Rico Guaranteed	U.S. Govt. Coll. U.S. Government Collateralized
COP Certificates of Participation	VRDN Variable Rate Demand Notes, which are
FGIC Financial Guaranty Insurance Company	floating-rate securities with long-term maturities,
FHA Insd. Federal Housing Administration Insured	that carry coupons that reset every one or seven
FRN Floating Rate Notes: the rate shown is	days. The rate shown is the current interest rate at the
the current interest rate at the close of the	close of the reporting period.
reporting period

MUNICIPAL BONDS AND NOTES (98.9%)*	Rating**	Principal amount	Value

Guam (0.8%)
Territory of GU, Rev. Bonds (Section 30), Ser. A,
5 5/8s, 12/1/29	BBB+	$3,850,000	$4,165,585

Territory of GU, Bus. Privilege Tax Rev. Bonds,
Ser. A, 5s, 1/1/31	A	1,000,000	1,095,490

Territory of GU, Dept. of Ed. COP (John F.
Kennedy High School), Ser. A, 6 7/8s, 12/1/40	B	500,000	537,925

Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	Ba2	2,100,000	2,204,055

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
5 1/2s, 10/1/40	BBB	1,300,000	1,414,894
5s, 10/1/34	BBB	700,000	756,819

			10,174,768
New York (90.3%)
Albany, Cap. Resource Corp. Rev. Bonds
(St. Peter’s Hosp.), 6 1/4s, 11/15/38	A3	4,110,000	4,928,424

Albany, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Albany College of Pharmacy), Ser. A,
5 5/8s, 12/1/34	BBB	700,000	717,402
(St. Peters Hosp.), Ser. E, 5 1/2s, 11/15/27	A3	1,000,000	1,117,840
(St. Peter’s Hosp.), Ser. D, 5 3/8s, 11/15/32	A3	4,205,000	4,586,478
(Albany College of Pharmacy), Ser. A,
5 3/8s, 12/1/24	BBB	1,800,000	1,849,068
(St. Peters Hosp.), Ser. A, 5 1/4s, 11/15/32	A3	2,100,000	2,286,081
(St. Peters Hosp.), Ser. E, 5 1/4s, 11/15/32	A3	1,000,000	1,088,610
(St. Peter’s Hosp.), Ser. A, 5 1/4s, 11/15/27	A3	3,000,000	3,323,640
(Albany Law School), Ser. A, 5s, 7/1/31	BBB	3,000,000	3,172,830

Brooklyn Arena Local Dev. Corp. Rev. Bonds
(Barclays Ctr.), 6 3/8s, 7/15/43	Baa3	2,000,000	2,375,600

Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepard Village),
Ser. A, 6 7/8s, 7/1/40	B/P	715,000	759,137

New York Tax Exempt Income Fund	19

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

New York cont.
Build NYC City Resource Corp., Rev. Bonds
(South Bronx Charter School for Intl. Cultures),
Ser. A, 5s, 4/15/33 ##	BB+	$2,000,000	$2,093,440
(Bronx Charter School for
Excellence), 5s, 4/1/33	BBB–	500,000	538,570
(YMCA of Greater NY), 5s, 8/1/32	A–	1,740,000	1,893,085

Canton, Cap. Resource Corp., Student Hsg. Fac.
Rev. Bonds (Grasse River — SUNY Canton), Ser. A,
AGM, 5s, 5/1/40	AA–	1,000,000	1,076,030

Chautauqua Cnty., Indl. Dev. Agcy. Rev. Bonds
(Dunkirk Pwr.), 5 7/8s, 4/1/42	Baa3	4,000,000	4,493,840

Chemung Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Arnot Ogden Med. Ctr.)
5s, 11/1/34	A–	1,300,000	1,310,023
Ser. A, 5s, 11/1/29	A–	3,250,000	3,275,740

Dutchess Cnty., Local Dev. Corp. Rev. Bonds
(Anderson Ctr. Svcs., Inc.), 6s, 10/1/30	BB+	3,815,000	4,101,850

Erie Cnty., Indl. Dev. Agcy. School Fac. Rev. Bonds
(City School Dist. Buffalo), Ser. A, AGM
5 3/4s, 5/1/28	Aa3	5,000,000	5,808,350
5 3/4s, 5/1/25	Aa3	10,330,000	12,115,437

Essex Cnty., Indl. Dev. Agcy. Rev. Bonds (Intl.
Paper Co.), Ser. A, 6.15s, 4/1/21	BBB	1,065,000	1,066,757

Geneva, Dev. Corp. Rev. Bonds (Hobart & William
Smith Colleges), 5s, 9/1/32	A	3,935,000	4,430,417

Hempstead Town, Local Dev. Corp. Rev. Bonds
(Molloy College), 5 3/4s, 7/1/39	BBB+	2,500,000	2,825,675
(Adelphi U.), Ser. B, 5 1/4s, 2/1/39	A	1,500,000	1,592,430
(Adelphi U.), Ser. B, 5s, 2/1/34	A	3,000,000	3,165,900
(Hofstra U.), 5s, 7/1/28	A	650,000	718,029

Hempstead, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Adelphi U.), 5s, 10/1/35	A	1,500,000	1,584,735

Hudson Yards, Infrastructure Corp. Rev.
Bonds, Ser. A
5 3/4s, 2/15/47	A2	3,000,000	3,432,120
AMBAC, 5s, 2/15/47	A2	2,500,000	2,616,400

Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
(Gurwin Jewish Sr. Residence), Ser. A, 6s, 5/1/29	B+/P	1,250,000	1,250,613

Liberty, Dev. Corp. Rev. Bonds
(Goldman Sachs Headquarters),
5 1/2s, 10/1/37	A3	4,010,000	4,806,186
(Goldman Sachs Headquarters, LLC),
5 1/4s, 10/1/35	A3	5,000,000	5,795,200

Long Island, Pwr. Auth. Rev. Bonds,
Ser. B, 5s, 9/1/25	A–	2,500,000	2,883,300

Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds
Ser. A, 6s, 5/1/33	A–	3,500,000	4,116,035
Ser. C, 5 1/4s, 9/1/29	Baa1	3,600,000	4,390,236
Ser. C, 5s, 9/1/35	A–	2,380,000	2,506,949
Ser. A, AMBAC, 5s, 9/1/29	A–	7,500,000	7,785,975
AGM, zero %, 6/1/28	AA–	2,510,000	1,455,248

20 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

New York cont.
Metro. Trans. Auth. Rev. Bonds
Ser. C, 5s, 11/15/41	A2	$6,000,000	$6,463,020
Ser. A, 5s, 11/15/37	A2	15,000,000	16,180,950
Ser. D, 5s, 11/15/29	A2	6,000,000	6,785,400
Ser. D-1, 5s, 11/1/28	A2	2,500,000	2,841,175
Ser. D-1, 5s, 11/1/27	A2	2,500,000	2,856,375
Ser. A, FGIC, NATL, 5s, 11/15/26	A2	5,000,000	5,569,450
Ser. A, 5s, 11/15/22	A2	6,000,000	6,638,400

Metro. Trans. Auth. Dedicated Tax Rev. Bonds
Ser. A, 5 1/2s, 11/15/39	AA	9,000,000	10,282,500
Ser. B, NATL, 5s, 11/15/25	AA	2,600,000	2,883,088
Ser. B, NATL, 5s, 11/15/24	AA	3,000,000	3,365,130

Metro. Trans. Auth. Svc. Contract Rev. Bonds
(Trans. Fac.), Ser. O
5 3/4s, 7/1/13 (Escrowed to maturity)	AA+	435,000	436,762
5 1/2s, 7/1/17 (Escrowed to maturity)	AA+	24,345,000	28,283,291

Monroe Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Highland Hosp. Rochester), 5s, 8/1/25	A2	495,000	523,042

Monroe Cnty., Indl. Dev. Corp. Rev. Bonds
(Rochester Gen. Hosp.), Ser. A
5s, 12/1/42	A–	1,650,000	1,776,506
5s, 12/1/37	A–	2,000,000	2,169,780
5s, 12/1/32	A–	1,250,000	1,373,788

Nassau Cnty., G.O. Bonds, Ser. A, FGIC,
NATL, 6s, 7/1/13	A+	1,000,000	1,004,230

Nassau Cnty., Econ. Assistance Corp. Rev. Bonds
(South Nassau Cmntys. Hosp.), 5s, 7/1/27	A3	1,255,000	1,408,512

Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds (Inst.
of Tech.), Ser. A, 4 3/4s, 3/1/26	BBB+	1,710,000	1,855,418

Nassau Cnty., Local Econ. Assistance
Corp. Rev. Bonds
(South Nassau Cmntys. Hosp.), 5s, 7/1/37	A3	500,000	533,790
(Winthrop U. Hosp. Assn.), 5s, 7/1/37	Baa1	1,000,000	1,076,220

Nassau Cnty., Tobacco Settlement Corp. Rev.
Bonds, Ser. A-2, 5 1/4s, 6/1/26	B–	6,640,000	6,391,930

Niagara Area Dev. Corp. Rev. Bonds (Niagara
U.), Ser. A
5s, 5/1/42	BBB+	1,000,000	1,094,660
5s, 5/1/35	BBB+	1,670,000	1,845,383
5s, 5/1/30	BBB+	2,230,000	2,485,781

Niagara Falls, City School Dist. COP (High
School Fac.), AGM
5s, 6/15/28	AA–	1,490,000	1,534,849
5s, 6/15/23	AA–	3,965,000	4,109,564

Niagara, Area Dev. Corp. Solid Waste Disp. Fac.
Rev. Bonds (Covanta Holding Corp.), Ser. A,
5 1/4s, 11/1/42	Ba2	2,450,000	2,516,077

New York Tax Exempt Income Fund	21

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, G.O. Bonds
Ser. F-1, 5s, 3/1/37	Aa2	$5,000,000	$5,596,650
Ser. A-1, 5s, 10/1/32	Aa2	2,710,000	3,093,357
Ser. F, 5s, 8/1/31	Aa2	9,000,000	10,267,110
Ser. I, 5s, 8/1/31	Aa2	1,335,000	1,532,340
Ser. C, AGM, 5s, 1/1/23	Aa2	10,000,000	11,257,500
Ser. N, 5s, 8/1/20	Aa2	240,000	260,095
Ser. N, U.S. Govt. Coll., 5s, 8/1/20
(Prerefunded 8/1/15)	Aa2	760,000	835,476
Ser. M, 5s, 4/1/20	Aa2	1,615,000	1,729,520
Ser. M, 5s, 4/1/20 (Prerefunded 4/1/15)	AAA/P	5,160,000	5,595,452
Ser. I-1, 5s, 4/1/19	Aa2	1,215,000	1,347,374

NY City, City Muni. Fin. Auth. Rev. Bonds (Wtr. &
Swr. Syst.), Ser. A, 4 3/4s, 6/15/30	AAA	5,815,000	6,364,692

NY City, City Transitional Fin. Auth. Rev. Bonds
(Bldg. Aid Fiscal 2008), Ser. S-1
5s, 1/15/29	Aa3	5,000,000	5,525,000
5s, 1/15/25	Aa3	3,000,000	3,398,730

NY City, City Transitional Fin. Auth. VRDN
(New York City Recovery), Ser. 1-1C,
0.07s, 11/1/22	VMIG1	13,810,000	13,810,000
(NYC Recovery), Ser. 3, 0.07s, 11/1/22	VMIG1	8,830,000	8,830,000
(NYC Recovery), Ser. 3, 0.06s, 11/1/22	VMIG1	14,300,000	14,300,000

NY City, Cultural Resource Rev. Bonds
(Wildlife Conservation Society), 5s, 8/1/33	Aa3	2,500,000	2,899,200
(Museum of Modern Art), Ser. 1A, 5s, 4/1/31	Aa2	3,500,000	4,010,370

NY City, Cultural Resource VRDN
(Lincoln Ctr.), Ser. A-1, 0.08s, 12/1/35	VMIG1	10,000,000	10,000,000
(Lincoln Ctr. Perform Arts), Ser. A-2,
0.06s, 12/1/35	VMIG1	1,250,000	1,250,000

NY City, Hsg. Dev. Corp. Rev. Bonds
(Multi-Fam. Hsg.), Ser. A-1-A, 5.45s, 11/1/46	Aa2	2,670,000	2,744,920
(Multi-Fam. Hsg.), Ser. H-2-A, 5.35s, 5/1/41	AA	1,200,000	1,243,008
(Multi-Fam. Hsg.), Ser. H-2-A, 5.2s, 11/1/35	AA	1,675,000	1,731,431
Ser. H-2-A, 4.4s, 5/1/31	Aa2	4,000,000	4,165,200

NY City, Indl. Dev. Agcy. Rev. Bonds
(Visy Paper, Inc.), 7.95s, 1/1/28	B–/P	2,600,000	2,612,896
(Yankee Stadium — Pilot), AGO, 7s, 3/1/49	AA–	1,000,000	1,207,040
(Queens Baseball Stadium — Pilot),
AMBAC, 5s, 1/1/24	Ba1	3,500,000	3,636,605

NY City, Indl. Dev. Agcy. Arpt. Facs. Rev. Bonds
(Sr. Trips), Ser. A, 5s, 7/1/28	BBB–	1,500,000	1,583,910

NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(United Jewish Appeal), Ser. A, 5 1/4s, 7/1/23	Aa1	2,545,000	2,665,938
(St. Francis College), 5s, 10/1/34	A–	1,000,000	1,016,570
(Horace Mann School), NATL, 5s, 7/1/28	A	7,000,000	7,008,190

NY City, Indl. Dev. Agcy. Special Fac. FRN
(Terminal One Group Assn.), 5 1/2s, 1/1/17	A3	4,500,000	4,987,440

22 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	BB	$2,050,000	$2,055,330

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
Ser. EE, 5 1/4s, 6/15/40	AA+	10,000,000	11,273,300
(Second Generation Resolution), Ser. GG-1,
5 1/4s, 6/15/32	AA+	6,000,000	6,863,760
(2nd Generation), Ser. BB, 5s, 6/15/47	AA+	5,000,000	5,459,100
Ser. GG, 5s, 6/15/43	AA+	9,760,000	10,641,230
Ser. D, 5s, 6/15/37	AAA	6,000,000	6,427,860
Ser. AA, 5s, 6/15/34	AA+	5,000,000	5,632,700

NY City, Transitional Fin. Auth. Rev. Bonds
Ser. E-1, 5s, 2/1/42	AAA	7,500,000	8,286,300
(Future Tax), Ser. D-1, 5s, 11/1/32	AAA	5,000,000	5,718,000
Ser. E-1, 5s, 2/1/26	AAA	2,000,000	2,347,820

NY City, Transitional Fin. Auth. Bldg.
Aid Rev. Bonds
Ser. S-1, 5s, 7/15/37	Aa3	7,500,000	8,315,325
Ser. S-1, 5s, 7/15/33	Aa3	7,020,000	7,893,428
Ser. S-1, FGIC, NATL, 5s, 7/15/31	Aa3	10,500,000	11,366,775
Ser. S-5, 5s, 1/15/30	Aa3	3,375,000	3,770,989

NY City, Trust for Cultural Resources Rev. Bonds
(Whitney Museum of American Art), 5s, 7/1/31	A	2,000,000	2,206,380

NY Cntys., Tobacco Trust II Rev. Bonds (Tobacco
Settlement), 5 3/4s, 6/1/43	Baa2	7,000,000	7,123,830

NY Cntys., Tobacco Trust III Rev. Bonds (Tobacco
Settlement), 6s, 6/1/43	A3	1,300,000	1,304,771

NY Cntys., Tobacco Trust IV Rev. Bonds,
Ser. A, 5s, 6/1/38	BB	7,250,000	6,351,290

NY Liberty Dev. Corp. Rev. Bonds (Bank
of America Tower), Ser. CL1, 5 5/8s, 1/15/46	AA+	2,000,000	2,252,580

NY State Dorm. Auth. Rev. Bonds
(NYU Hosp. Ctr.), Ser. A, 6s, 7/1/40	A3	1,500,000	1,750,470
(State U. Edl. Fac.), Ser. A, AGM,
5 7/8s, 5/15/17	Aa3	8,950,000	10,309,505
(Brooklyn Law School), 5 3/4s, 7/1/33	Baa1	1,000,000	1,118,040
(Winthrop Nassau U.), 5 3/4s, 7/1/28
(Prerefunded 7/1/13)	Baa1	3,250,000	3,262,903
(Schools PG — Issue 2), Ser. E, AMBAC,
5 3/4s, 7/1/19	A/P	1,095,000	1,099,073
(City U.), Ser. A, 5 3/4s, 7/1/18	Aa3	10,000,000	11,386,200
(City U.), Ser. A, 5 5/8s, 7/1/16	Aa3	9,930,000	10,934,022
(Skidmore College), Ser. A, 5 1/2s, 7/1/41	A1	3,000,000	3,338,370
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40	Aa3	8,500,000	10,743,150
(North Shore Long Island Jewish Group), Ser. A,
5 1/2s, 5/1/37	A3	11,500,000	12,755,915
(Fordham U.), Ser. A, 5 1/2s, 7/1/36	A2	1,800,000	2,037,690
(North Shore Long Island Jewish Group), Ser. E,
5 1/2s, 5/1/33	A3	2,000,000	2,235,420

New York Tax Exempt Income Fund	23

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Rev. Bonds
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s,
7/1/32 (Prerefunded 7/1/13)	Baa1	$1,600,000	$1,606,064
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31	Aa3	3,500,000	4,369,750
(Winthrop Nassau U.), 5 1/2s, 7/1/23
(Prerefunded 7/1/13)	Baa1	2,750,000	2,760,423
(St. Joseph College), 5 1/4s, 7/1/35	Baa1	2,000,000	2,216,220
(Manhattan Marymount), 5 1/4s, 7/1/29	Baa2	2,000,000	2,163,760
(Rochester Inst. of Tech.), Ser. A, AMBAC,
5 1/4s, 7/1/19	A1	4,300,000	5,196,421
(Highland Hosp. Rochester), 5.2s, 7/1/32	A2	1,000,000	1,094,520
(Mount Sinai School of Medicine),
5 1/8s, 7/1/39	A3	15,000,000	15,926,250
(Siena College), 5 1/8s, 7/1/39	A3	6,000,000	6,367,200
(School Dist. Fin. Program), Ser. C, AGO,
5 1/8s, 10/1/36	AA–	3,380,000	3,759,811
(St. Francis College), 5s, 10/1/40	A–	3,000,000	3,230,070
(Yeshiva U.), 5s, 9/1/38	A+	2,500,000	2,725,975
(Mental Hlth.), Ser. E, NATL, 5s, 2/15/35	Aa3	2,510,000	2,645,540
(L I Jewish), Ser. A, 5s, 11/1/34	A3	1,800,000	1,881,792
(Memorial Sloan-Kettering Ctr.), Ser. 1, 5s,
7/1/34 (Prerefunded 7/1/13)	AA–	5,000,000	5,017,350
(Rochester U.), Ser. A, 5s, 7/1/34	Aa3	6,000,000	6,215,940
(St. Francis College), 5s, 10/1/32	A–	2,360,000	2,594,796
(School Dist. Fin. Program), Ser. C, AGO,
5s, 10/1/31	AA–	2,000,000	2,236,040
(Mental Hlth. Svcs. Fac. Impt.), Ser. B, AMBAC,
5s, 2/15/30	AA–	9,665,000	10,190,293
(Montefiore Hosp.), FGIC, FHA Insd.,
NATL, 5s, 8/1/29	A	9,510,000	9,984,834
(NYU), Ser. A, FGIC, NATL, 5s, 7/1/29	Aa3	6,705,000	6,972,664
Ser. A, NATL, 5s, 10/1/25	A1	750,000	808,650
(Cornell U.), Ser. A, 5s, 7/1/22	Aa1	6,395,000	7,134,006
(NYU. Hosp. Ctr.), Ser. A, 5s, 7/1/20	A3	4,000,000	4,375,840

NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds
(Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	11,000,000	12,117,820
(NYU Hosp. Ctr.), Ser. B, 5 1/4s, 7/1/24	A3	3,520,000	3,872,458
(Teachers College), 5s, 7/1/42	A1	6,475,000	7,076,787
(Memorial Sloan-Kettering Cancer
Ctr.), 5s, 7/1/41	Aa3	2,000,000	2,220,460
(Memorial Sloan-Kettering Cancer
Ctr.), 5s, 7/1/36	Aa3	1,125,000	1,262,295
(Memorial Sloan-Kettering Ctr.),
Ser. A1, 5s, 7/1/36	Aa3	5,690,000	6,160,335
(Teachers College), 5s, 7/1/34	A1	2,750,000	3,068,203
(Memorial Sloan-Kettering Cancer
Ctr.), 5s, 7/1/32	Aa3	1,500,000	1,711,860
(NYU.), Ser. A, AMBAC, 5s, 7/1/32	Aa3	3,000,000	3,362,730
(U. of Rochester), Ser. A-1, 5s, 7/1/32	Aa3	8,000,000	8,622,400

24 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds
(Teachers College), Ser. A, 5s, 7/1/31	A1	$1,750,000	$1,975,715
(The New School), 5s, 7/1/31	A3	5,000,000	5,399,150
(Brooklyn Law School), Ser. A, 5s, 7/1/29	Baa1	1,000,000	1,128,140
(NYU), Ser. B, 5s, 7/1/29	Aa3	6,530,000	7,446,681
(St. John’s U.), Ser. A, 5s, 7/1/28	A3	500,000	568,260
(Brooklyn Law School), Ser. A, 5s, 7/1/27	Baa1	1,000,000	1,144,130
(St. John’s U.), Ser. A, 5s, 7/1/27	A3	2,250,000	2,570,468
(U. of Rochester), Ser. A-1, 5s, 7/1/27	Aa3	1,900,000	2,079,721
(Brooklyn Law School), Ser. A, 5s, 7/1/26	Baa1	1,000,000	1,152,650
(Columbia U.), Ser. C, 5s, 7/1/26	Aaa	6,980,000	7,823,952
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/26	A3	1,000,000	1,070,560
(Teachers College), Ser. A, 5s, 7/1/26	A1	1,000,000	1,162,970
(St. Johns U.), Ser. A, NATL, 5s, 7/1/23	A	3,935,000	4,453,712
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/22	A3	1,000,000	1,101,500

NY State Dorm. Auth. Non-Supported
Debt Rev. Bonds
(Rochester Inst. of Tech.), 5s, 7/1/42	A1	1,500,000	1,663,725
(Rochester Inst. of Tech.), 5s, 7/1/38	A1	2,000,000	2,234,720
(Culinary Inst. of America), 5s, 7/1/34	Baa2	350,000	375,298
(Rochester Inst. of Tech.), 5s, 7/1/34	A1	500,000	566,160

NY State Dorm. Auth. Personal Income
Tax Rev. Bonds
(Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	5,000,000	5,898,450
Ser. A, 5s, 3/15/28	AAA	10,000,000	11,481,800
Ser. A, 5s, 3/15/28	AAA	3,325,000	3,785,413

NY State Dorm. Auth. Personal Income Tax Gen.
Purpose Rev. Bonds, Ser. D
5s, 2/15/40	AAA	10,000,000	11,044,500
5s, 2/15/37	AAA	5,570,000	6,195,790

NY State Dorm. Auth. State Supported
Debt Rev. Bonds
(City U.), Ser. B, 5s, 7/1/26	AA–	5,000,000	5,619,800
(State U. Dorm Fac.), Ser. E, 5s, 7/1/23	Aa2	3,000,000	3,402,570

NY State Dorm. Auth. Supported Debt Rev. Bonds
(State U. of NY), Ser. A, 5s, 7/1/37	Aa2	7,250,000	8,124,785

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	12,400,000	12,437,448

NY State Env. Fac. Corp. Rev. Bonds
(Clean Wtr. and Drinking), Ser. A, 5s, 6/15/34	Aaa	10,000,000	11,511,600
(State Clean Wtr. & Drinking Revolving Fund),
Ser. A, 5s, 6/15/29	Aaa	2,500,000	2,848,050
Ser. A, 5s, 6/15/28	Aaa	3,095,000	3,675,560
(State Clean Wtr. & Drinking Revolving Fund),
Ser. C, 5s, 10/15/26	Aaa	5,000,000	5,632,800
(United Wtr. New Rochelle), Ser. A,
4 7/8s, 9/1/40	A–	5,000,000	5,214,850

New York Tax Exempt Income Fund	25

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Env. Fac. Corp. State Clean Wtr. &
Drinking Rev. Bonds
Ser. C, 5s, 10/15/35	Aaa	$5,000,000	$5,580,150
(NYC Muni. Wtr. Fin.), 5s, 6/15/29	Aaa	13,590,000	14,211,743

NY State Hsg. Fin. Agcy. Rev. Bonds
(Affordable Hsg.)
Ser. A, 5s, 11/1/42	Aa2	4,660,000	4,973,338
Ser. B, 4.85s, 11/1/41	Aa2	2,600,000	2,843,750

NY State Liberty Dev. Corp. Rev. Bonds
(4 World Trade Ctr., LLC), 5s, 11/15/44	A+	1,500,000	1,607,670
(7 World Trade Ctr.), Class 3, 5s, 3/15/44	Baa2	1,000,000	1,062,690
(7 World Trade Ctr.), Ser. 2, 5s, 9/15/43	A2	4,000,000	4,327,280
(1 WTC Port Auth. Construction), 5s, 12/15/41	Aa3	10,000,000	11,020,100
(4 World Trade Ctr.), 5s, 11/15/31	A+	2,500,000	2,783,675

NY State Pwr. Auth. Rev. Bonds, Ser. A,
5s, 11/15/38	Aa2	2,000,000	2,244,060

NY State Thruway Auth. Rev. Bonds
Ser. F, AMBAC, 5s, 1/1/30	A1	11,740,000	12,370,321
(Second Generation Hwy. & Bridge Trust Fund),
Ser. B, 5s, 4/1/28	AA	3,000,000	3,363,540
Ser. H, FGIC, NATL, 5s, 1/1/28	A1	1,235,000	1,370,418
(Second Generation Hwy. & Bridge Trust Fund),
Ser. B, 5s, 4/1/27	AA	4,000,000	4,499,560
(Second Generation Hwy. & Bridge Trust Fund),
Ser. A, 5s, 4/1/25	AA	4,000,000	4,430,000
(Gen. Hwy. & Bridge Trust Fund), Ser. A,
NATL, 5s, 4/1/22	Aa2	2,000,000	2,075,440

NY State Urban Dev. Corp. Rev. Bonds
Ser. D, 5 5/8s, 1/1/28	AA–	9,500,000	10,666,980
(Clarkson Ctr.), 5 1/2s, 1/1/20	Aa3	1,685,000	1,970,877
(Clarkson Ctr.), 5 1/2s, 1/1/15	Aa3	1,445,000	1,524,909
(Syracuse U.), 5 1/2s, 1/1/15	Aa3	865,000	889,402
Ser. B-1, 5s, 3/15/36	AAA	9,000,000	9,973,170
Ser. A-1, FGIC, NATL, 5s, 3/15/29
(Prerefunded 3/15/14)	AAA	6,565,000	6,811,844
Ser. A-1, 5s, 12/15/28	AAA	5,000,000	5,795,450
Ser. B, 5s, 1/1/27	AA–	7,000,000	7,765,240

Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St.
Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB+/P	1,000,000	1,000,630

Onodaga Cnty., Trust For Cultural Resources Rev.
Bonds (Syracuse U.), 5s, 12/1/36	Aa3	2,000,000	2,224,880

Onondaga Civic Dev. Corp. Rev. Bonds
(Le Moyne College), 5 3/8s, 7/1/40	Baa2	3,900,000	4,262,505
(St. Joseph’s Hosp. Hlth. Ctr.), 5s, 7/1/42	Ba1	1,000,000	1,005,030
(Le Moyne College), 5s, 7/1/32	Baa2	1,635,000	1,809,455

Orange Cnty., Indl. Dev. Agcy. Rev. Bonds (Arden
Hill Care Ctr. Newburgh), Ser. C
7s, 8/1/31	B/P	3,200,000	3,176,864
7s, 8/1/21	B/P	2,130,000	2,130,682

26 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

New York cont.
Port Auth. NY & NJ Rev. Bonds, FGIC, NATL,
4 3/4s, 10/15/28	Aa3	$7,000,000	$7,496,020

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	2,785,000	2,785,223
(JFK Intl. Air Term.), 6s, 12/1/42	Baa3	3,500,000	4,092,130

Port Auth. of NY & NJ Rev. Bonds, 5s, 7/15/30	Aa3	3,000,000	3,444,900

Rensselaer, City School Dist. COP, SGI
5s, 6/1/21	A–/P	2,010,000	2,055,848
5s, 6/1/20	A–/P	1,150,000	1,184,707
5s, 6/1/19	A–/P	1,345,000	1,394,805
5s, 6/1/18	A–/P	1,180,000	1,238,705

Sales Tax Asset Receivable Corp. Rev. Bonds,
Ser. A, NATL
5s, 10/15/26	AAA	7,000,000	7,416,850
5s, 10/15/25	AAA	16,425,000	17,405,408

Saratoga Cnty., Indl. Dev. Agcy. Civic
Fac. Rev. Bonds
(Saratoga Hosp.), Ser. B, 5 1/4s, 12/1/32	A–	1,500,000	1,597,260
(The Saratoga Hosp.), Ser. A, Radian
Insd., U.S. Gov’t Coll., 5 1/8s, 12/1/33
(Prerefunded 12/1/13)	A–	3,090,000	3,164,315
(Saratoga Hosp.), Ser. B, 5 1/8s, 12/1/27	A–	1,000,000	1,077,730

Schenectady Cnty., Cap. Resource Corp. Rev.
Bonds (Union College), 5s, 7/1/32	A1	3,430,000	3,855,251

Seneca Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (NY Chiropractic College), 5s, 10/1/27	BBB	1,995,000	2,126,351

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
144A Mandatory Put Bonds (10/1/13) (IESI
Corp.), 6 5/8s, 10/1/35	BB–	2,000,000	2,019,660

St. Lawrence Cnty., Indl. Agcy. Rev. Bonds
(Clarkson U.), Ser. A, 5 1/4s, 9/1/33	A3	1,050,000	1,174,677

St. Lawrence Cnty., Indl. Civic Dev. Agcy. Corp.
Rev. Bonds (St. Lawrence U.)
5s, 7/1/32	A2	810,000	918,653
5s, 7/1/43	A2	5,200,000	5,753,852

St. Lawrence Cnty., Indl. Dev. Agcy. Rev. Bonds
(Clarkson U.), Ser. A, 5s, 9/1/41	A3	1,750,000	1,877,890

Suffolk Cnty., Econ. Dev. Corp. Rev. Bonds
(Peconic Landing Southold), 6s, 12/1/40	BBB–/F	1,225,000	1,383,883

Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Nissequogue Cogen. Partners Fac.),
5 1/2s, 1/1/23	BBB–/P	2,000,000	2,000,860

Suffolk Cnty., Indl. Dev. Agcy. Civic
Fac. Rev. Bonds
(Southampton Hosp. Assn.), Ser. B,
7 5/8s, 1/1/30	B–/P	430,000	430,589
(Southampton Hosp. Assn.), Ser. A,
7 1/4s, 1/1/30	B–/P	2,050,000	2,052,255
(Inst. of Tech.), 5s, 3/1/26	BBB+	3,300,000	3,392,202

New York Tax Exempt Income Fund	27

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

New York cont.
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Jefferson’s Ferry)
5s, 11/1/15	BBB–	$975,000	$1,047,872
4 5/8s, 11/1/16	BBB–	1,000,000	1,082,890

Syracuse, Indl. Dev. Agcy. Rev. Bonds
(1st Mtge. — Jewish Home), Ser. A
7 3/8s, 3/1/31	B+/P	2,800,000	2,799,804
7 3/8s, 3/1/21	B+/P	685,000	685,206

Syracuse, Indl. Dev. Agcy. Civic Fac. VRDN
(Syracuse U.), Ser. A-2, 0.07s, 12/1/37	VMIG1	6,935,000	6,935,000

Tobacco Settlement Rev. Bonds, Ser. 1, 5s, 6/1/34	B	3,500,000	3,104,395

Tompkins Cnty., Dev. Corp. Rev. Bonds (Ithaca
College), AGM, 5 3/8s, 7/1/41	A2	1,000,000	1,095,880

Triborough, Bridge & Tunnel Auth. Rev. Bonds
Ser. A, 5s, 11/15/36	Aa3	1,000,000	1,128,310
Ser. C, 5s, 11/15/29	Aa3	5,000,000	5,709,050
AMBAC, U.S. Govt. Coll., 5s, 11/15/28
(Prerefunded 11/15/13)	A1	13,000,000	13,277,680
Ser. A, 5s, 11/15/23 (Prerefunded 11/15/16)	Aa3	1,000,000	1,152,740
Ser. B, 5s, 11/15/22	Aa3	3,545,000	4,336,492
(Gen. Cabs), Ser. B, zero %, 11/15/32	Aa3	3,900,000	1,833,312
Ser. A, zero %, 11/15/30	A1	7,000,000	3,507,910

Troy, Cap. Res. Corp. Rev. Bonds (Rensselaer
Polytechnic), Ser. A, 5 1/8s, 9/1/40	A3	7,500,000	8,103,600

Westchester Cnty., Hlth. Care Corp. Rev. Bonds,
Ser. C-2, 6 1/8s, 11/1/37	A3	3,385,000	3,945,725

Westchester Cnty., Indl Dev. Agcy. Civic Fac.
Rev. Bonds (Guiding Eyes for the Blind),
5 3/8s, 8/1/24	BBB+	965,000	1,001,795

Westchester, Tobacco Asset Securitization Corp.
Rev. Bonds, 5 1/8s, 6/1/38	BBB	5,060,000	4,817,069

Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A,
7 1/8s, 7/1/31	B+	2,000,000	2,000,660
(Sarah Lawrence College), Ser. A, 6s, 6/1/41	A	2,500,000	2,829,275

			1,169,633,118
Puerto Rico (7.1%)
Children’s Trust Fund Tobacco Settlement (The)
Rev. Bonds, 5 1/2s, 5/15/39	Baa3	3,750,000	3,781,875

Cmnwlth. of PR, G.O. Bonds
Ser. C, 6 1/2s, 7/1/40	Baa3	4,750,000	5,075,185
Ser. A, 5 1/4s, 7/1/34	Baa3	1,000,000	993,660

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev.
Bonds, Ser. A
6s, 7/1/44	Ba1	13,500,000	13,770,675
6s, 7/1/38	Ba1	2,295,000	2,352,214

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds
Ser. XX, 5 1/4s, 7/1/40	BBB+	3,000,000	2,982,720
Ser. A, 5s, 7/1/42	BBB+	5,000,000	4,757,300

28 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

Puerto Rico cont.
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds, Ser. AA
NATL, 5 1/2s, 7/1/20	A	$365,000	$388,707
NATL, U.S. Govt. Coll., 5 1/2s, 7/1/20
(Escrowed to maturity)	A	635,000	804,824
NATL, 5 1/2s, 7/1/19	A	540,000	585,387
NATL, U.S. Govt. Coll., 5 1/2s, 7/1/19
(Escrowed to maturity)	A	2,460,000	3,067,866
5s, 7/1/35	BBB+	2,105,000	2,036,609

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
FRN, Ser. AA-2, 5.3s, 7/1/35	BBB+	1,750,000	1,755,040

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Ba1	4,250,000	4,250,085

Cmnwlth. of PR, Infrastructure Fin. Auth. Rev.
Bonds, Ser. C, AMBAC
5 1/2s, 7/1/25	BBB+	2,225,000	2,268,187
5 1/2s, 7/1/23	BBB+	3,000,000	3,107,820

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. M, Cmnwlth. of PR Gtd.,
6 1/4s, 7/1/23	Baa3	3,425,000	3,749,039
(Govt. Fac.), Ser. P, Cmnwlth. of PR Gtd.,
6 1/8s, 7/1/23	Baa3	6,500,000	6,864,715
Ser. Q, Cmnwlth. of PR Gtd., 5 5/8s, 7/1/39	Baa3	3,000,000	3,031,320
(Govt. Fac.), Ser. N, Cmnwlth. of PR Gtd.,
5 1/2s, 7/1/20	Baa3	2,250,000	2,339,573

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 6s, 8/1/42	A+	8,000,000	8,782,560
Ser. C, 5 1/4s, 8/1/41	A+	2,250,000	2,343,735
Ser. C, 5 1/4s, 8/1/40	Aa3	2,250,000	2,421,248
Ser. A, AMBAC, zero %, 8/1/47	Aa3	20,000,000	2,884,800
Ser. A, NATL, zero %, 8/1/43	Aa3	8,000,000	1,539,600
Ser. A, zero %, 8/1/31	A+	8,500,000	3,123,920
Ser. A, zero %, 8/1/30	A+	8,500,000	3,334,210

			92,392,874
Virgin Islands (0.7%)
VI Pub. Fin. Auth. Rev. Bonds
Ser. A, 6s, 10/1/39	Baa3	3,000,000	3,355,140
Ser. A-1, 5s, 10/1/39	Baa2	3,325,000	3,552,995
Ser. A, 5s, 10/1/25	Baa2	2,000,000	2,222,211

			9,130,346

Total municipal bonds and notes (cost $1,201,043,583)			$1,281,331,106

UNITIZED TRUST (0.1%)*		Shares	Value

CMS Liquidating Trust 144A †		600	$1,920,000

Total unitized trust (cost $1,816,443)			$1,920,000

TOTAL INVESTMENTS

Total investments (cost $1,202,860,026)			$1,283,251,106

New York Tax Exempt Income Fund 29

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2012 through May 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,295,797,939.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

## Forward commitment, in part or in entirety (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Education	16.6%
Tax bonds	14.9
Utilities	14.0
State government	11.4
Health care	10.6

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Unitized trust	$—	$1,920,000	$—

Municipal bonds and notes	—	1,281,331,106	—

Totals by level	$—	$1,283,251,106	$—

The accompanying notes are an integral part of these financial statements.

30 New York Tax Exempt Income Fund

Statement of assets and liabilities 5/31/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,202,860,026)	$1,283,251,106

Cash	702,719

Interest and other receivables	18,421,652

Receivable for shares of the fund sold	753,261

Receivable for investments sold	70,000

Total assets	1,303,198,738

LIABILITIES

Payable for purchases of delayed delivery securities (Note 1)	2,099,000

Payable for shares of the fund repurchased	2,985,235

Payable for compensation of Manager (Note 2)	488,611

Payable for custodian fees (Note 2)	3,733

Payable for investor servicing fees (Note 2)	98,349

Payable for Trustee compensation and expenses (Note 2)	334,309

Payable for administrative services (Note 2)	2,390

Payable for distribution fees (Note 2)	520,459

Distributions payable to shareholders	788,253

Other accrued expenses	80,460

Total liabilities	7,400,799

Net assets	$1,295,797,939

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,220,348,447

Undistributed net investment income (Note 1)	1,561,368

Accumulated net realized loss on investments (Note 1)	(6,502,956)

Net unrealized appreciation of investments	80,391,080

Total — Representing net assets applicable to capital shares outstanding	$1,295,797,939

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,183,094,469 divided by 133,829,340 shares)	$8.84

Offering price per class A share (100/96.00 of $8.84)*	$9.21

Net asset value and offering price per class B share ($15,351,601 divided by 1,739,840 shares)**	$8.82

Net asset value and offering price per class C share ($74,272,096 divided by 8,404,189 shares)**	$8.84

Net asset value and redemption price per class M share ($1,756,333 divided by 198,542 shares)	$8.85

Offering price per class M share (100/96.75 of $8.85)†	$9.15

Net asset value, offering price and redemption price per class Y share
($21,323,440 divided by 2,411,503 shares)	$8.84

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund	31

Statement of operations Six months ended 5/31/13 (Unaudited)

INTEREST INCOME	$28,343,806

EXPENSES

Compensation of Manager (Note 2)	2,882,837

Investor servicing fees (Note 2)	295,973

Custodian fees (Note 2)	7,609

Trustee compensation and expenses (Note 2)	66,080

Distribution fees (Note 2)	1,757,607

Administrative services (Note 2)	23,286

Other	145,267

Total expenses	5,178,659

Expense reduction (Note 2)	(3,330)

Net expenses	5,175,329

Net investment income	23,168,477

Net realized gain on investments (Notes 1 and 3)	1,418,834

Net unrealized depreciation of investments during the period	(41,888,287)

Net loss on investments	(40,469,453)

Net decrease in net assets resulting from operations	$(17,300,976)

The accompanying notes are an integral part of these financial statements.

32 New York Tax Exempt Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/13*	Year ended 11/30/12

Operations:
Net investment income	$23,168,477	$46,308,123

Net realized gain on investments	1,418,834	3,652,292

Net unrealized appreciation (depreciation) of investments	(41,888,287)	75,316,750

Net increase (decrease) in net assets resulting
from operations	(17,300,976)	125,277,165

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(26,406)	—

Class B	(342)	—

Class C	(1,559)	—

Class M	(37)	—

Class Y	(428)	—

From tax-exempt net investment income
Class A	(21,263,735)	(42,966,369)

Class B	(225,549)	(430,962)

Class C	(1,011,000)	(1,723,056)

Class M	(28,909)	(53,785)

Class Y	(387,599)	(527,860)

Increase from capital share transactions (Note 4)	22,657,260	82,197,242

Total increase (decrease) in net assets	(17,589,280)	161,772,375

NET ASSETS

Beginning of period	1,313,387,219	1,151,614,844

End of period (including undistributed net investment
income of $1,561,368 and $1,338,455, respectively)	$1,295,797,939	$1,313,387,219

* Unaudited

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund	33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	net assets (%)[b]	net assets (%)	turnover (%)

Class A
May 31, 2013**	$9.12	.16	(.28)	(.12)	(.16)	—	(.16)	—	—	$8.84	(1.33)*	$1,183,094	.37*	1.80*	2*
November 30, 2012	8.54	.34	.57	.91	(.33)	—	(.33)	—	—	9.12	10.87	1,206,509.75		3.81	11
November 30, 2011	8.44	.35	.10	.45	(.35)	—	(.35)	—	— [c,d]	8.54	5.55	1,081,992.75		4.25	6
November 30, 2010	8.36	.36	.08	.44	(.36)	—	(.36)	— [d]	—	8.44	5.27	1,105,169	.75 [e]	4.18 [e]	6
November 30, 2009	7.60	.35	.77	1.12	(.36)	—	(.36)	— [d]	—	8.36	14.96	1,051,532	.80 [e]	4.35 [e]	18
November 30, 2008	8.53	.36	(.93)	(.57)	(.36)	— [d]	(.36)	— [d]	—	7.60	(6.85)	977,845.80		4.31	31

Class B
May 31, 2013**	$9.10	.13	(.28)	(.15)	(.13)	—	(.13)	—	—	$8.82	(1.64)*	$15,352	.69*	1.48*	2*
November 30, 2012	8.52	.28	.58	.86	(.28)	—	(.28)	—	—	9.10	10.21	15,438	1.38	3.17	11
November 30, 2011	8.43	.30	.09	.39	(.30)	—	(.30)	—	— [c,d]	8.52	4.75	12,561	1.38	3.63	6
November 30, 2010	8.35	.30	.08	.38	(.30)	—	(.30)	— [d]	—	8.43	4.61	16,090	1.38 [e]	3.57 [e]	6
November 30, 2009	7.59	.30	.76	1.06	(.30)	—	(.30)	— [d]	—	8.35	14.26	22,589	1.44 [e]	3.74 [e]	18
November 30, 2008	8.52	.30	(.92)	(.62)	(.31)	— [d]	(.31)	— [d]	—	7.59	(7.46)	30,751	1.44	3.66	31

Class C
May 31, 2013**	$9.11	.13	(.28)	(.15)	(.12)	—	(.12)	—	—	$8.84	(1.60)*	$74,272	.76*	1.41*	2*
November 30, 2012	8.54	.27	.56	.83	(.26)	—	(.26)	—	—	9.11	9.90	70,435	1.53	3.01	11
November 30, 2011	8.44	.29	.10	.39	(.29)	—	(.29)	—	— [c,d]	8.54	4.75	47,182	1.53	3.47	6
November 30, 2010	8.36	.29	.08	.37	(.29)	—	(.29)	— [d]	—	8.44	4.45	47,564	1.53 [e]	3.39 [e]	6
November 30, 2009	7.60	.28	.77	1.05	(.29)	—	(.29)	— [d]	—	8.36	14.08	36,839	1.59 [e]	3.55 [e]	18
November 30, 2008	8.53	.29	(.92)	(.63)	(.30)	— [d]	(.30)	— [d]	—	7.60	(7.60)	28,618	1.59	3.52	31

Class M
May 31, 2013**	$9.12	.15	(.27)	(.12)	(.15)	—	(.15)	—	—	$8.85	(1.35)*	$1,756	.51*	1.65*	2*
November 30, 2012	8.54	.31	.58	.89	(.31)	—	(.31)	—	—	9.12	10.56	1,659	1.03	3.52	11
November 30, 2011	8.45	.33	.09	.42	(.33)	—	(.33)	—	— [c,d]	8.54	5.14	1,435	1.03	3.97	6
November 30, 2010	8.37	.33	.08	.41	(.33)	—	(.33)	— [d]	—	8.45	4.96	1,694	1.03 [e]	3.91 [e]	6
November 30, 2009	7.60	.32	.78	1.10	(.33)	—	(.33)	— [d]	—	8.37	14.77	1,875	1.09 [e]	4.06 [e]	18
November 30, 2008	8.54	.33	(.93)	(.60)	(.34)	— [d]	(.34)	— [d]	—	7.60	(7.23)	1,719	1.09	4.01	31

Class Y
May 31, 2013**	$9.12	.17	(.28)	(.11)	(.17)	—	(.17)	—	—	$8.84	(1.22)*	$21,323	.26*	1.90*	2*
November 30, 2012	8.54	.36	.57	.93	(.35)	—	(.35)	—	—	9.12	11.10	19,347.53		4.00	11
November 30, 2011	8.45	.37	.09	.46	(.37)	—	(.37)	—	— [c,d]	8.54	5.66	8,444.53		4.45	6
November 30, 2010	8.36	.37	.10	.47	(.38)	—	(.38)	— [d]	—	8.45	5.65	5,613	.53 [e]	4.38 [e]	6
November 30, 2009	7.60	.36	.77	1.13	(.37)	—	(.37)	— [d]	—	8.36	15.20	3,083	.59 [e]	4.49 [e]	18
November 30, 2008†	8.51	.34	(.90)	(.56)	(.35)	—	(.35)	— [d]	—	7.60	(6.82)*	888	.54*	4.37*	31

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 New York Tax Exempt Income Fund	New York Tax Exempt Income Fund	35

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to November 30, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

d Amount represents less than $0.01 per share.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

November 30, 2010	<0.01%

November 30, 2009	0.02

The accompanying notes are an integral part of these financial statements.

36 New York Tax Exempt Income Fund

Notes to financial statements 5/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2012 through May 31, 2013.

Putnam New York Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and New York State and City personal income taxes (but that may be subject to federal alternative minimum tax (AMT)), are investment grade in quality, and have intermediate- to long-term maturities (three years or longer).

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over

New York Tax Exempt Income Fund	37

a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At November 30, 2012, the fund had a capital loss carryover of $5,798,160 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$4,276,078	N/A	$4,276,078	November 30, 2016

1,012,732	N/A	1,012,732	November 30, 2017

509,350	N/A	509,350	November 30, 2019

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,203,960,334, resulting in gross unrealized appreciation and depreciation of $85,161,150 and $5,870,378, respectively, or net unrealized appreciation of $79,290,772.

38 New York Tax Exempt Income Fund

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$270,938	Class M	400

Class B	3,482	Class Y	4,656

Class C	16,497	Total	$295,973

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,330 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $950, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

New York Tax Exempt Income Fund 39

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,324,700	Class M	4,402

Class B	65,206	Total	$1,757,607

Class C	363,299

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $89,173 and $393 from the sale of class A and class M shares, respectively, and received $2,450 and $866 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $50,422,205 and $30,960,517, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/13		Year ended 11/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	9,226,963	$82,768,430	17,689,294	$157,228,270

Shares issued in connection with
reinvestment of distributions	1,855,997	16,578,567	3,581,018	31,874,180

	11,082,960	99,346,997	21,270,312	189,102,450

Shares repurchased	(9,592,988)	(85,925,322)	(15,635,968)	(138,646,350)

Net increase	1,489,972	$13,421,675	5,634,344	$50,456,100

40 New York Tax Exempt Income Fund

	Six months ended 5/31/13		Year ended 11/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	149,117	$1,335,035	529,375	$4,695,739

Shares issued in connection with
reinvestment of distributions	21,069	187,845	37,229	330,897

	170,186	1,522,880	566,604	5,026,636

Shares repurchased	(126,878)	(1,135,840)	(343,807)	(3,043,688)

Net increase	43,308	$387,040	222,797	$1,982,948

	Six months ended 5/31/13		Year ended 11/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	1,226,011	$10,990,161	2,722,767	$24,204,543

Shares issued in connection with
reinvestment of distributions	95,251	850,593	157,505	1,402,360

	1,321,262	11,840,754	2,880,272	25,606,903

Shares repurchased	(645,541)	(5,768,529)	(679,130)	(6,036,207)

Net increase	675,721	$6,072,225	2,201,142	$19,570,696

	Six months ended 5/31/13		Year ended 11/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	23,921	$215,184	15,082	$134,378

Shares issued in connection with
reinvestment of distributions	3,002	26,836	4,568	40,764

	26,923	242,020	19,650	175,142

Shares repurchased	(10,214)	(91,149)	(5,804)	(52,128)

Net increase	16,709	$150,871	13,846	$123,014

	Six months ended 5/31/13		Year ended 11/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	677,616	$6,096,867	1,358,384	$12,062,629

Shares issued in connection with
reinvestment of distributions	26,913	240,480	35,991	321,057

	704,529	6,337,347	1,394,375	12,383,686

Shares repurchased	(414,713)	(3,711,898)	(261,398)	(2,319,202)

Net increase	289,816	$2,625,449	1,132,977	$10,064,484

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may be affected by economic and political developments in the state of New York.

New York Tax Exempt Income Fund	41

Note 6: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

42 New York Tax Exempt Income Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

New York Tax Exempt Income Fund 43

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44 New York Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Elizabeth T. Kennan	and Clerk
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Janet C. Smith
One Post Office Square	George Putnam, III	Vice President,
Boston, MA 02109	Robert L. Reynolds	Principal Accounting Officer,
	W. Thomas Stephens	and Assistant Treasurer
Custodian
State Street Bank	Officers	Susan G. Malloy
and Trust Company	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	Jonathan S. Horwitz	James P. Pappas
	Executive Vice President,	Vice President
Principal Executive Officer, and
	Compliance Liaison	Mark C. Trenchard
Vice President and
	Steven D. Krichmar	BSA Compliance Officer
Vice President and
	Principal Financial Officer	Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA051
281875 7/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam New York Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 26, 2013